SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) June 18, 2003
                                                          -------------



                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)



      Maryland                       000-21815                  52-1834860
(State or other Jurisdiction (Commission File Number)(IRS Employer Identification
   of incorporation)                                               No.)




                     3301 Boston Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600
                                                           --------------


 ===============================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Event.

     On June 18, 2003, First Mariner Bancorp (the "Registrant") completed a $14.5 million private placement of Trust Preferred Securities through its wholly-owned subsidiary, Mariner Capital Trust III.

     Further information regarding the private placement is set forth in the press release attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1 Press release dated June 20, 2003 announcing the private placement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST MARINER BANCORP



Date: June 20, 2003      By:      /s/ Joseph A. Cicero
                                  ----------------------------------------------
                                  Joseph A. Cicero
                                  President and Chief Operating Officer

                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press release dated June 20, 2003 announcing the private placement.